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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------

                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

         Date of Report: (Date of earliest event reported): June 3, 2003


                          ENCYSIVE PHARMACEUTICALS INC.
             (Exact name of registrant as specified in its charter)


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
               DELAWARE                                0-20117                              13-3532643
       (State of Incorporation)                (Commission File Number)         (IRS Employer Identification No.)
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                            6700 WEST LOOP, 4TH FLOOR
                              BELLAIRE, TEXAS 77401
              (Address of Registrant's principal executive offices)

                                 (713) 796-8822
              (Registrant's telephone number, including area code)


                         TEXAS BIOTECHNOLOGY CORPORATION
                             7000 FANNIN, 20TH FLOOR
                              HOUSTON, TEXAS 77030
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

THE FOLLOWING STATEMENT WAS RELEASED TO THE PRESS ON JUNE 3, 2003 REGARDING DEREK MAETZOLD BEING NAMED VICE PRESIDENT OF MARKETING AND SALES AND A COMPANY OFFICER.

                  ENCYSIVE PHARMACEUTICALS NAMES DEREK MAETZOLD
            VICE PRESIDENT OF MARKETING AND SALES AND COMPANY OFFICER

HOUSTON, TX - June 3, 2003 - Encysive Pharmaceuticals Inc. (NASDAQ: ENCY) today announced the appointment of Derek Maetzold as Vice President of Marketing and Sales and Officer of the Company.

Mr. Maetzold, 41, joins Encysive Pharmaceuticals from Schering-Plough Corporation where he served in the Cardiovascular and Allergy Global Marketing Groups and, most recently, as Senior Director of Business Development. Prior to Schering-Plough Corporation, Mr. Maetzold served as Director/Associate Director of Marketing, North America at Amylin Pharmaceuticals. He began his career at Sandoz Pharmaceuticals Corporation where he held various sales and marketing positions. Mr. Maetzold holds a bachelor's degree in Biology from George Mason University.

"We are extremely fortunate to have such a talented and well qualified individual join our organization. Derek will be a great asset to our management team," said Bruce D. Given, M.D., President and CEO of Encysive Pharmaceuticals. "Derek's extensive background in launching new drugs, including pre-launch work on Zetia(R) and Clarinex(R), will be invaluable as we drive towards commercialization of sitaxsentan, our once daily, selective endothelin A receptor antagonist for the treatment of pulmonary arterial hypertension."

ABOUT ENCYSIVE PHARMACEUTICALS

Encysive Pharmaceuticals (formerly Texas Biotechnology Corporation), a biopharmaceutical company focused on the discovery, development and commercialization of novel drugs, is recognized for our expertise in small molecule drug development and vascular biology. Argatroban, our first FDA-approved product, is being marketed by GlaxoSmithKline for heparin-induced thrombocytopenia. Encysive Pharmaceuticals is in Phase III development of the endothelin antagonist, sitaxsentan, for pulmonary arterial hypertension. Our majority-owned affiliate, Revotar Biopharmaceuticals AG, is in Phase II development with the selectin antagonist bimosiamose in asthma, psoriasis and atopic dermatitis. Encysive Pharmaceuticals has several other research and development programs ongoing for a range of cardiovascular and inflammatory diseases. To learn more about Encysive Pharmaceuticals please visit our web site: www.encysive.com.

This press release contains "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are timing and cost of our clinical trials, attainment of research and clinical goals and milestones of product candidates, attainment of required government approvals, sales levels of our products and availability of financing and revenues sufficient to fund development of product candidates and operations. In particular, careful consideration should be given to cautionary statements made in the various reports Encysive Pharmaceuticals, including as Texas Biotechnology Corporation, has filed with the Securities and Exchange Commission. The company undertakes no duty to update of revise these forward-looking statements.


                            [SIGNATURE PAGE FOLLOWS]

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date June 3, 2003                     ENCYSIVE PHARMACEUTICALS INC.


                                      /s/ Stephen L. Mueller
                                      ------------------------------------------
                                      Stephen L. Mueller
                                      Vice-President, Finance and Administration
                                      Secretary and Treasurer